LEGEND Interim Data Update May 7, 2026 Exhibit 99.2

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “forecast”, “intend”, “develop”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “goal”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding detalimogene’s potential efficacy, durability, safety, tolerability and ease of use profile, the development of detalimogene, the potential benefits of detalimogene, plans regarding regulatory interactions and potential biologics license application (“BLA”) submission for detalimogene, plans regarding updates on the LEGEND study, including clinical data and engagement with the FDA, the development of detalimogene, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Therapeutics Inc. ("enGene"), are not predictions of actual performance, and are subject to risks and uncertainties.  Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene's control, that may cause actual events or results to differ materially from enGene's current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial; changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the FDA and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans, and secure regulatory approval on anticipated timelines; and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene does not presently know or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, its rights or the rights of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  Neither enGene nor its affiliates nor any third parties that provide information to enGene and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing. Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the final results of Phase 2 clinical testing.

Introductory Remarks

LEGEND Phase 2 Cohort 1: CONSORT Diagram Enrolled 3-month 6-month 9-month 12-month Maintenance 125 Patients 1 Discontinued 1 no disease evaluation (censored*) 124 Completed Evaluation 103 Completed Evaluation 2 pending evaluation at 6-mos 19 Discontinued 18 non-CR 1 CR (censored*) 44 Completed Evaluation 10 pending evaluation at 6- or 9-mos 22 Completed Evaluation 21 pending evaluation at 6- 9- or 12-mos 12 Ongoing 1 non-CR discontinued in follow-up 51 Discontinued 51 non-CR 11 Discontinued 7 non-CR** 4 CR (censored*) 9 Discontinued 9 non-CR at evaluation *Patients who discontinued without any disease evaluation or who discontinued after a CR are excluded from subsequent landmark response analysis. **One patient is displayed as non-CR at 9 months based on April 21 data analysis, and initiated Cycle 4. This patient has since been updated to CR post data analysis.

LEGEND Phase 2 Cohort 1: Baseline Demographics and Disease Characteristics Characteristics Pivotal Cohort 1 (N=125) Age, years Median (Range) 71.0 (35.0-90.0) Sex, n (%) Female 24 (19.2%) Male 101 (80.8%) Race n (%) White 114 (91.2%) Asian 4 (3.2%) Black or African American 2 (1.6%) Not Reported 5 (4.0%) ECOG PS, n (%) 0 119 (95.2%) 1 6 (4.8%) Characteristics Pivotal Cohort 1 (N=125) Tumor stage, n, % CIS with Ta/T1 disease 49 (39.2%) CIS only 76 (60.8%) Reason for no cystectomy, % Ineligible 9 (7.2%) Declined 116 (92.8%) Prior BCG doses, n Median (Range) 12 (6-50) Prior therapy other than BCG: Total 31 (24.8%) Intravesical chemotherapy 21 (16.8%) Systemic immunotherapy 8 (6.4%) Viral gene therapy 5 (4.0%) Other 4 (3.2%) Prior NMIBC recurrence(s) Median (Range) 2 (0-11) Note: BCG, bacillus Calmette-Guérin; CIS, carcinoma in situ; ECOG PS, Eastern Cooperative Oncology Group Performance Score; NMIBC, non-muscle invasive bladder cancer. Data as of 21 April 2026; Data collection and cleaning is ongoing.

Detalimogene Demonstrated Favorable Safety and Tolerability Profile

TRAEs were Generally Mild and Reversible, Consistent with Catheterization

Participants with events, n (%)	Pivotal Cohort 1 (N=125)
≥ 1 Treatment-related adverse event	55.2%
Most frequent TRAEs (≥10%)	
Fatigue	21.6%
Dysuria	13.6%
Micturition urgency	12.0%
Pollakiuria	12.0%
Bladder spasm	11.2%

Most TRAEs were localized, brief, low-grade events

- 69 patients (55.2%) had any grade TRAEs
- Of those with TRAEs, 91.3% had Grades 1-2
- TRAEs resolved after a median of 8 days
- Only 6 patients (4.8%) had grade ≥3 TRAEs*

TRAEs leading to dose interruption or discontinuation were rare

- Dose interruption in 3 patients (2.4%)
- Discontinuation in 3 patients (2.4%)

TRAE= treatment-related adverse event.
*One patient had a treatment-related pyelonephritis/sepsis that led to a dose interruption. No grade ≥ 3 TRAEs led to discontinuation. Six patients had grade 3 TRAEs, including one patient that had a grade 4 TRAE (elevated ALT) that has since resolved.
Data as of 21 April 2026; Data collection and cleaning is ongoing

enGene
6

LEGEND Cohort 1 Interim Efficacy Data

		Any Time (N=124)	6 Month (N=121)	9 Month (N=113)	12 Month (N=98)
Total Population N=125	CR Rate*	54.0% (CI: 44.9%, 63.0%)	43.0% (CI: 34.0%, 52.3%)	32.7% (CI: 24.2%, 42.2%)	13.3% (CI: 7.3%, 21.6%)
	KM Estimate		39.4%	31.6%	24.5%

- **Re-induction success rate** of 14.0% (6/43 non-CRs at 3 months responded following re-induction)
- **Low rate of progression** to muscle-invasive or more advanced disease (3.2%)
- **Preliminary Durability** for the 52 patients who were 6-month responders:
  - At the 9-month assessment, **37** CRs of 44** evaluable patients (8 patients pending 9-month assessment)
  - At the 12-month assessment, **13 CRs of 22** evaluable patients (11 patients pending 12-month assessment)
  - In total, 21 patients have the potential to reach the 12-month assessment, including 2 undergoing re-induction

* Patients who discontinued without any disease evaluation or who discontinued after a CR are excluded from subsequent landmark response analysis.
**Results do not include one patient with potential CR at 9 months that is currently considered a non-CR in the database.
CR=complete response; defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy.
CI: 95% Confidence Interval.
Data as of 21 April 2026; Data collection and cleaning is ongoing.

enGene

7

Patients Post October 2025 Analysis Underperformed Earlier Subgroups *Data disclosed in press release dated November 11, 2025, and reflect a data analysis of October 24, 2025. ** Includes i) patients whose first post-baseline assessment took place following October 24, 2025, and ii) one patient that dropped out without any post-baseline assessment. Data as of 21 April 2026; Data collection and cleaning is ongoing. Preliminary subgroup analysis of baseline demographics and key disease characteristics demonstrated no material differences Marginal differences in efficacy observed across pre-protocol (n=31) and post-protocol (n=94) amendment patients  Analysis remains ongoing Pre-Protocol Amendment October 2025 Analysis* N=31 Post-Protocol Amendment October 2025 Analysis* N=62 Newly Assessed Patients Since October 2025** N=32 Any time CR Rate 55% 63% 39% 6 Month CR Rate 41% 62% 32%

Bladder Rinse Opportunity

Surfactant Bladder Rinse Could Increase Transgene Expression Bladder lumen contains protective mucosal boundary layer DDX designed to spontaneously penetrate mucosal layer and transfect urothelium Surfactant bladder rinse designed to disrupt bladder mucosal barrier and further increase DDX permeability Potentially improves DDX penetration and urothelial transfection

Detalimogene and Surfactant Bladder Rinse (Polidocanol)

Designed to Improve Gene Expression, Shorten Dwell Time, and Improve Efficacy

Increases Magnitude & Duration of Gene Expression



No pre-Tx
0.25% polidocanol (5 min)
pg IL-12/mg protein
1000
100
10
1
0.1
1
10
100
1000
Detalimogene (Deta) µg/mL
pg mIL-12 / mg protein
0
2
4
6
8
10
12
14
Days post-tx

A 5-min bladder rinse → >10× increase in IL-12 expression for longer duration

Shortens Bladder Dwell Time



pg IL-12/mg tissue protein
1000
750
500
250
0
Deta: (min)
Ø
60
No Pre-tx
5
15
30
60
5 min SFT Pre-tx

A 5-min bladder rinse reduced the deta dwell time required to achieve maximal IL-12 expression from 60 to 15 min.

Improves Efficacy



p< 0.03
% Survived at Study End
50
40
30
20
10
0
Sham
N/A
mEG-70 c800
N/A
SFT
mEG-70 c50

A 5-min bladder rinse (BR) rescued the efficacy of a sub-optimal dose of deta in an orthotopic bladder cancer model

Polidocanol is an approved sclerosing agent for treatment of varicose veins and has an extensive clinical track record

All data from mouse models.

enGene
11

Detalimogene and Surfactant Bladder Rinse LEGEND Cohort Underway 20 trial sites activated in US and Canada and actively recruiting patients Simple 5-min pre-treatment of the bladder with 50 mL of 0.25% polidocanol solution prior to detalimogene administration Total detalimogene dwell time shortened from 60 to 30 minutes to reduce patient and office burden Trial Study Design Target Population: Patients with BCG-unresponsive HR NMIBC with CIS +/- Papillary Enrollment: Potential to enroll up to 80 patients Target Number of Sites: 35-40 US, Canada and EU Status: Actively enrolling 1w 2w 3w 4w 5w 6w 7w 8w 9w 10w 11w 12w Cycle 2-4 x4 50 mL bladder rinse (5 min) 50 mL detalimogene (30 min) Urine collection for IL-12

Market Research Insights

Community Urologists: Higher Volume with Fewer Resources and Staff Source: enGene sourced market research (survey n=100 urologists and uro-oncologists). Small Private Practice Large Urology Group Health System / Hospital Academic Medical Center Patients per Procedure Room Patients per Urologist

Less Than Half of Urologists Prescribe Branded Therapies to BCG-UR Patients Small Private Practice Large Urology Group Practice Hospital / Health System Academic Medical Center “I prescribe [Product X] and [Product Y]. I just cannot administer them in my office. I have to go to a hospital I have a contract with.” – Small Private Practice Urologist Note: Branded therapies included Inlexzo, Adstiladrin, Anktiva , and Keytruda. Other included referral, chemotherapy, and radical cystectomy. Source: Market Research (survey n=100 urologists and uro-oncologists)

Low Adoption of Branded Therapies Driven by Logistics and Cost to Acquire Reasons for Limited Use of Branded Therapies Rank Top 3 Source: Market Research (survey n=100 urologists and uro-oncologists).

Market Research Findings: Opportunities for Detalimogene Challenge Detalimogene Opportunity Limited Resources Accessible in lower-resource settings: Nurse-administered without specialized procedure-room or BSL-2 hood requirements Burdensome Logistics Minimal logistical burden: No vial thaw, bench-top preparation, and refrigerated stability Cost to Acquire Commercial flexibility through potential low COGS: Supports access strategies such as consignment, reimbursement guarantees, and flexible billing

Preliminary Efficacy and Durability Estimates Data as of 21 April 2026; CI: 95% Confidence Interval. Data collection and cleaning is ongoing. These data are presented for informational purposes and are not based on any head-to-head or comparator clinical studies. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Accordingly, no direct comparisons should be made. Adstiladrin Detalimogene 51.0% (41.0, 61.0) 54.0% (44.9, 63.0) Product DOR % ≥ 12 Months Adstiladrin (n=98) 46% Detalimogene (n=125) 25% est** (CI: 11%, 41%) ** KM estimate Product 12 Months Landmark Adstiladrin (n=98) 24% Detalimogene (n=125) 25% est** ** KM estimate Months Percent Detalimogene → median 8.7 months Adstiladrin → median 9.7 months

Closing Remarks and Q&A